UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2025

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ	Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 7, 2025, the Board of Directors of the Company appointed Jennifer Wolfenbarger as Vice President, Chief Financial Officer and Chief Accounting Officer of the Company, following the departure of the Company’s prior Chief Financial Officer, as was previously announced. This appointment was announced internally on July 3, 2025, and a press release announcing the appointment was issued on July 7, 2025.

Ms. Wolfenbarger succeeds Russell Fleeger, who has served as interim Chief Financial Officer since March 28, 2025.

In connection with Ms. Wolfenbarger’s appointment, she will receive an annual base salary of $500,000 and an annual target bonus opportunity equal to 75% of her base salary, which will be prorated for 2025. In addition, Ms. Wolfenbarger will receive: (i) a signing bonus of $75,000, and (ii) an equity grant award with an estimated target total value of $1,100,000, fifty-five percent (55%) of which will be subject to a one (1) year cliff vesting period and forty-five percent (45%) of which will be subject to a two (2) year cliff vesting period. The equity award will be subject to the vesting schedules and terms and conditions contained in their respective grant agreements. The equity award will be issued on the first business day on which the Company’s trading window next opens, in accordance with the Company’s equity grant practices. Ms. Wolfenbarger will also receive assistance in her relocation to the Fort Wayne area.

There are no family relationships between Ms. Wolfenbarger and any director or executive officer of the Company, and she is not a party to any transaction in which the Company is a participant.

Item 7.01. Regulation FD Disclosure

A copy of the press release announcing this leadership transition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Press release - "Jennifer Wolfenbarger Joins Franklin Electric as Chief Financial Officer, Bringing Extensive Financial Leadership in Global Operations"
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: July 10, 2025	By	/s/ Jennifer A. Wolfenbarger
Jennifer A. Wolfenbarger
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)